Zurich Advantage III

Supplement dated March 11, 2021

to the

Prospectus dated May 1, 2020

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

On December 3, 2020, the Board of Trustees for the Invesco Funds approved an Agreement and Plan of Reorganization (the “Agreement”) to transfer the assets and liabilities of the Target Fund listed below to the Acquiring Fund. On or about April 5, 2021, shareholders of record of the Target Fund will be entitled to vote on the reorganizations. If approved, the reorganizations will be effective on or about April 30, 2021 (“Merger Date”). As a result, the Acquiring Fund will be added as available investment option under your Contract. Upon closing of the reorganization, if you own shares of the Target Fund, they will be exchanged for the same value of shares of the corresponding Acquiring Fund.

Target Fund	Acquiring Fund
Invesco V.I. Managed Volatility Fund – Series I	Invesco V.I. Equity and Income Fund – Series I

Prior to the Merger Date, you may transfer any Contract Value that is invested in the Target Fund to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Target Fund, you should provide us new allocation instructions prior to the Merger Date.

Effective after of the close of business on April 30, 2021, the following changes will occur:

•	Any Contract Value allocated to the Target Fund will be automatically transferred into the corresponding Acquiring Fund; and
•

Program Enrollments (Dollar Cost Averaging, Automatic Asset Rebalancing programs and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund, unless you provide us with new enrollment instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Target Fund in the prospectus are deleted and replaced with the Acquiring Fund.

In your prospectus, under section entitled “The Funds,” the below information is deleted and replaced with the following:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)

Invesco V.I. Diversified Dividend Fund seeks to provide reasonable current income and long-term growth of income and capital.

Invesco V.I. Equity and Income Fund seeks both capital appreciation and current income.

Invesco V.I. Health Care Fund seeks long-term growth of capital.

Invesco V.I. Global Real Estate Fund seeks total return through growth of capital and current income.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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